EARNINGS PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Components of the numerator for the calculation of basic and diluted EPS:
Net income attributable to Golar LNG Ltd stockholders – basic and diluted	$ 135,713	$ 971,303	$ 46,650
Add: Interest expense on convertible bonds	0	11,358	0
Numerator for caluclation of basic and diluted EPS	$ 135,713	$ 982,661	$ 46,650
Components of the denominator for the calculation of basic and diluted EPS:
Weighted average number of common shares outstanding	80,530,000	80,324,000	74,707,000
Effect of dilutive share options (in shares)	381,000	380,000	326,000
Effect of dilutive convertible bonds (in share)	4,545,000	3,539,000	0
Common stock and common stock equivalents (in shares)	85,456,000	84,243,000	75,033,000
Earnings per share, basic and diluted:
Basic (USD per share)	$ 1.69	$ 12.09	$ 0.62
Diluted (USD per share)	$ 1.59	$ 11.66	$ 0.62